DundeeWealth Funds

Dynamic Canadian Equity Income Fund

Class I Shares (Ticker: DWGIX)

Class II Shares (Ticker: DWGJX)

Institutional Shares (Ticker: DWGKX)

Dynamic Gold & Precious Metals Fund

Class I Shares (Ticker: DWGOX)

Class II Shares (Ticker: DWGPX )

Institutional Shares (Ticker: DWGQX )

(the “Funds”)

Supplement Dated August 30, 2013 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Funds Each Dated February 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important Notice Regarding LIQUIDATION OF THE FUNDs

On August 30, 2013, the Board of Trustees of DundeeWealth Funds approved a Plan of Liquidation for the Funds (the “Plan”). Pursuant to the Plan, the Funds will be liquidated and terminated effective September 27, 2013. Prior to September 27, 2013, shareholders of the Funds may redeem their investment or exchange into another DundeeWealth Fund. All shareholders remaining in the Funds on September 27, 2013 will be liquidated and the proceeds sent to the address of record. In connection with the implementation of the Plan, the Funds will be closed to new investment effective at the close of business on August 30, 2013.

Please keep this Supplement with your records.